EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Kenneth T. Neilson, his attorney-in-fact, with power of substitution, for him in any and all capacities, to sign any and all amendments (whether pre- or post-effective), to this Registration Statement on Form S-4 of HUBCO, Inc. (SEC File No. 33-53197) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Name                                 Title                         Date
- ----                                 -----                         ----
/s/    James E. Schierloh            Chairman of the Board
- -----------------------------------  and Director               April 21, 1994
      James E. Schierloh

/s/    Kenneth T. Neilson            President and Director
- -----------------------------------  (Chief Executive Officer)  April 21, 1994
       Kenneth T. Neilson

/s/    Robert J. Burke                Director
- -----------------------------------                             April 21, 1994
       Robert J. Burke

/s/   Henry G. Hugelheim             Director
- -----------------------------------                             April 21, 1994
      Henry G. Hugelheim

                                     Director
- -----------------------------------
      Harry J. Leber

/s/   Charles F. X. Poggi            Director
- -----------------------------------                             April 21, 1994
      Charles F. X. Poggi

/s/   Sister Grace Frances Strauber  Director
- -----------------------------------                             April 21, 1994
      Sister Grace Frances Strauber

/s/   Edwin Wachtel                  Director
- -----------------------------------                             April 21, 1994
      Edwin Wachtel

/s/   Christina L. Maier             Assistant Treasurer
- ----------------------------------   (Principal Financial       April 21, 1994
      Christina L. Maier             Officer and Principal
                                     Accounting Officer)